PROVISION AND CONTINGENCIES	12 Months Ended
Dec. 31, 2021
PROVISION AND CONTINGENCIES
PROVISION AND CONTINGENCIES

20)  PROVISION AND CONTINGENCIES

a)  Accounting policy

Provision is recognized when the Company has a present obligation (legal or constructive) as a result of a past event, when it is probable that economic benefits are required to settle the obligation and a reliable estimate of the value of the obligation can be made. Provision is restated at the balance sheet date considering the likely amount of loss and the nature of each provision.

Provision amounts for contingencies are presented at their gross amount, less the corresponding judicial deposits, and are classified as provision for labor, tax,civil, and regulatory contingencies.

Judicial deposits are classified as assets given that the conditions required for their net presentation with provision do not exist.

Provision for legal claims

The Company and its subsidiaries are parts to administrative; labor, tax, civil and regulatory claims, and accounting provision amounts have been recorded in respect of claims whose likelihood of loss was classified as probable. The assessment of the likelihood of loss includes an analysis of available evidence, the hierarchy of laws, available case law, the latest court decisions law and their relevance in the legal system, as well as the opinion of outside legal counsel. Provision is reviewed and adjusted considering changes in existing circumstances, such as the applicable statute of limitations, tax audit conclusions, or additional exposures identified based on new matters or court decisions.

Contingent consideration recognized in a business combination

Refers to the amounts of contingent consideration arising from the PPA generated in the acquisition of control of VivoPart. in 2011 and from GVTPart. in 2015, related to civil, labor and tax lawsuits at their fair value in the business combination.

Provision for decommissioning of assets

Refers to costs to be incurred due to returning sites to owners (locations intended for tower and equipment installation on leased property) in the same condition as these were found at the time of execution of the initial lease agreement.

These costs are provisioned as the present value from amounts expected to settle the obligation using estimated cash flows and they are recognized as part of the cost of the corresponding asset. The cash flows are discounted at a current pre-tax rate that reflects the risks specific to decommissioning of assets. The financial effect of the discount is recorded as incurred and recognized in the statement of income as a finance cost. The estimated future costs of decommissioning are reviewed annually and adjusted as appropriate. Changes in the estimated future costs or in the discount rate applied are added to, or deducted from, the cost of the asset.

b)  Critical estimates and judgments

The obligation arising from the provisions can be legal or constructive, derived from, among other factors, regulations, contracts, customary practices or public commitments that expose third parties to a valid expectation that the Company or its subsidiaries will assume certain responsibilities. The determination of the provision is based on the best estimate of the disbursement required to settle the corresponding obligation, considering the information available as at the closing date, including the opinion of independent experts, such as legal advisors.

c)  Information on provisions and contingencies

Breakdown of changes in provision for cases in which an unfavorable outcome is probable, in addition to contingent liabilities and provision for decommissioning are as follows:

	Provisions for contingencies
					Contingent	Provision for
	Labor	Tax	Civil	Regulatory	consideration (PPA)	decommissioning	Total
Balance on 12.31.19	547,874	1,575,949	797,448	1,145,736	831,722	636,689	5,535,418
Additions (reversal), net (Note 27)	126,167	122,419	374,464	69,486	(18,631)	(7,306)	666,599
Other additions (reversal) (1)	6,390	—	(6,020)	—	—	(236,598)	(236,228)
Write-offs due to payment	(287,028)	(24,763)	(575,484)	(39,782)	—	—	(927,057)
Interest accruals	106,307	125,647	281,543	31,891	10,154	15,857	571,399
Balance on 12.31.20	499,710	1,799,252	871,951	1,207,331	823,245	408,642	5,610,131
Additions (reversal), net (Note 27)	205,540	282,699	313,935	542,843	(278,995)	(28,900)	1,037,122
Other additions (1)	583	—	683	—	—	12,431	13,697
Write-offs due to payment	(319,511)	(118,579)	(652,112)	(20,884)	—	—	(1,111,086)
Interest accruals (2)	100,633	183,997	401,514	256,954	(55,652)	(14,068)	873,378
Balance on 12.31.21	486,955	2,147,369	935,971	1,986,244	488,598	378,105	6,423,242
Balance on 12.31.20
Current	176,582	—	180,965	60,055	—	51	417,653
Non-current	323,128	1,799,252	690,986	1,147,276	823,245	408,591	5,192,478
Balance on 12.31.21
Current	206,279	—	295,722	200,313	—	—	702,314
Non-current	280,676	2,147,369	640,249	1,785,931	488,598	378,105	5,720,928
(1)	Provision for decommissioning refers to the reversal resulting from the review of costs for dismantling technical sites. The effects of this reversal were recognized against property, plant and equipment.
(2)	Contingent consideration (PPA): in 2021, mainly due to the reversal of TFF and PIS and COFINS on subscription / SVAs.

c.1) Labor provision and contingencies

	Amounts involved
Nature/Degree of Risk	12.31.21	12.31.20
Provisions	486,955	499,710
Possible losses	1,364,562	1,435,790

The labor provisions and contingencies involve several labor claims of former employees and former outsourced employees (these claiming subsidiary or joint liability), which claim, among others: any differences in overtime pay, variable remuneration, salary parity, additional unhealthy or dangerous.

c.2) Tax provision and contingencies

	Amounts involved
Nature/Degree of Risk	12.31.21	12.31.20
Provisions	2,147,369	1,799,252
Federal	744,588	622,246
State	842,905	625,019
Municipal	36,794	37,506
FUST	523,082	514,481
Possible losses	30,248,600	29,368,422
Federal	2,964,490	3,257,998
State	19,163,608	17,447,000
Municipal	618,747	754,827
FUST, FUNTTEL and FISTEL	7,501,755	7,908,597

c.2.1) Tax provisions

Management, under advice of legal counsel, believes that the following losses are probable for the federal, state, municipal and regulatory (FUST) tax proceedings:

Federal taxes

The Company and/or its subsidiaries are party to administrative and legal proceedings at the federal level relating to: (i) claims for the non-ratification of compensation and refund requests formulated; (ii) IRRF and CIDE on remittances abroad related to technical and administrative assistance and similar services, as well as royalties; (iii) withholding income tax on interest on equity; (iv) Social Investment Fund (Finsocial) offset amounts; (v) additional charges to the PIS and COFINS tax base, as well as additional charges to COFINS required by Law No. 9,718/1998; (vi) ex-tariff, cancellation of the benefits under CAMEX Resolution No. 6, increase in the import duty from 4% to 28%; and (vii) INSS on constitutional third of vacations.

State taxes

The Company and/or its subsidiaries are party to administrative and judicial proceedings at the state level relating to ICMS, regarding: (i) disallowance credits; (ii) non-taxation of alleged telecommunications services; (iii) tax credit for challenges/disputes over telecommunication services not provided or wrongly charged (Agreement 39/01); (iv) rate differential; (v) leasing of infrastructure for internet services (data); (vi) outflows of goods with prices lower than those of acquisition; (vii) non-taxation discounts to customers; and (viii) unmeasured services.

Municipal taxes

The Company and/or its subsidiaries are party to municipal tax proceedings, at the judicial level, relating to: (i) Property tax (“IPTU”); (ii) Services tax (“ISS”) on equipment leasing services, non-core activities and supplementary activities; and (iii) withholding of ISS on contractors’ services.

FUST

The Company and/or its subsidiaries have judicial proceedings related to the non-inclusion of interconnection expenses and industrial exploitation of a dedicated line in the calculation basis of FUST.

c.2.2) Possible losses – tax contingencies

Management, under advice of legal counsel, believes that the risk of loss from the following federal, state, municipal and regulatory (FUST, FUNTTEL and FISTEL) are possible:

Federal taxes

The Company and/or its subsidiaries are party to administrative and judicial proceedings, at the federal level, which are awaiting decision at different court levels.

The more significant of these proceedings are: (i) dissatisfaction from failure to approve requests for compensation submitted by the Company; (ii) INSS (a) SAT, social security amounts owed to third parties (INCRA and SEBRAE); (b) meals to employees, withholding of 11% (assignment of workforce); and (c) Stock Options – requirement of social security contributions on amounts paid to employees under the stock option plan; (iii) deduction of COFINS on swap operation losses; (iv) PIS and COFINS: (a) accrual basis versus cash basis; (b) levies on value-added services; and (c) monthly subscription services; (v) IPI levied on shipment of fixed access units from the Company’s establishment; (vi) Financial transaction tax (IOF) – on loan transactions, intercompany loans and credit transactions; and (vii) IRRF on capital gain on the sale of the GVT Group to the Company.

State taxes

The Company and/or its subsidiaries are party to administrative and judicial proceedings, at the state level, related to ICMS, which are awaiting decision in different court levels: (i) rental of movable property; (ii) reversal of previously unused credits; (iii) service provided outside São Paulo state paid to São Paulo state; (iv) co-billing; (v) tax substitution with a fictitious tax base (tax guideline); (vi) use of credits on acquisition of electric power; (vii) secondary activities, value added and supplementary services; (viii) tax credits related to claims/challenges regarding telecommunications services not provided or mistakenly charged (Agreement 39/01); (ix) deferred collection of interconnection (“DETRAF” – Traffic and Service Provision Document); (x) credits derived from tax benefits granted by other states; (xi) disallowance of tax incentives related to cultural projects; (xii) transfers of assets among business units owned by the Company; (xiii) communications service tax credits used in provision of services of the same nature; (xiv) card donation for prepaid service activation; (xv) reversal of credit from return and free lease in connection with assignment of networks (used by the Company itself and exemption of public bodies); (xvi) CDR/DETRAF fine; (xvii) own consumption; (xviii) exemption of public bodies; (xix) discounts granted; (xx) advertising services; and (xxi) monthly subscription, which is in the STF with declaration liens and the Company awaits the judgment of the STF on the request for modulation.

Municipal taxes

The Company and/or its subsidiaries are party to administrative and judicial proceedings, at the municipal level, which are awaiting decision at different court levels.

The more significant of these proceedings are: (i) ISS on: (a) non-core activity, value-added and supplementary services; (b) withholding at source; (c) call identification and mobile phone licensing services; (d) full-time services, provision, returns and cancelled tax receipts; (e) data processing and antivirus; (f) charge for use of mobile network and lease of infrastructure; (g) advertising services; and (h) services provided by third parties; (ii) IPTU; (iii) land use tax; and (iv) various municipal charges.

FUST, FUNTTEL and FISTEL

Universal Telecommunications Services Fund (“FUST”)

Writs of mandamus were filed seeking the right to exclude revenues from interconnection and Industrial Use of Dedicated Line (“EILD”) in the FUST tax base, according to Abridgment No. 7 of December 15, 2005, as it does not comply with the provisions contained in the sole paragraph of Article 6 of Law No. 9,998/2000, which are awaiting a decision from Higher Courts.

Various administrative and judicial charges by ANATEL in administrative scope for the constitution of the tax credit related to interconnection, EILD and other revenues that do not originate from the provision of telecommunication services.

On December 31, 2021, the consolidated amount involved totaled R$4,694,276 (R$4,399,325 on December 31, 2020).

Fund for Technological Development of Telecommunications (“FUNTTEL”)

Proceedings have been filed for the right not to include interconnection revenues and any others arising from the use of resources that are party of the networks in the FUNTTEL calculation basis, as determined by Law 10,052/2000 and Decree No. 3,737/2001, thus avoiding improper application of Article 4, paragraph 5, of Resolution 95/2013.

There are several notifications of charges from the Ministry of Communications in administrative actions for constitution of the tax credit related to the interconnection, network resources and other revenues that do not originate from the provision of telecommunication services.

On December 31, 2021, the consolidated amount involved totaled R$790,057 (R$764,655 on December 31, 2020).

Telecommunications Inspection Fund (“FISTEL”)

There are judicial actions for the collection of TFI on: (i) extensions of the term of validity of the licenses for use of telephone exchanges associated with the operation of the fixed switched telephone service; and (ii) extensions of the period of validity of the right to use radiofrequency associated with the operation of the telephone service personal mobile service.

On December 31, 2021, the consolidated amount involved totaled R$2,017,422 (R$2,744,617 on December 31, 2020).

c.3) Civil provision civil contingencies

	Amounts involved
Nature/Degree of Risk	12.31.21	12.31.20
Provisions	935,971	871,951
Possible losses	2,119,701	3,374,200

c.3.1) Civil provisions

Management, under advice of legal counsel, believes that the following civil proceedings will result in probable losses:

●	The Company is a party to proceedings involving rights to the supplementary amounts from shares calculated on community telephony plants and network expansion plans since 1996 (supplement of share proceedings). These proceedings are at different stages: lower courts, court of justice and high court of justice. On December 31, 2021, the provision related to R$130,163 (R$290,993 on December 31, 2020). Changes on the periods are partly due to agreements made between the interested parties.
●	The Company and/or its subsidiaries are party to various civil proceedings related to consumerist at the administrative and judicial level, relating to the non-provision of services and/or products sold. On December 31, 2021, the related provision was to R$367,334 (R$240,810 on December 31, 2020).
●	The Company and/or its subsidiaries are party to various civil proceedings of a non-consumer nature at administrative and judicial levels, all arising in the ordinary course of business. On December 31, 2021, the provision related to R$438,474 (R$340,148 on December 31, 2020).

c.3.2) Possible losses - civil contingencies

Management, under advice of legal counsel, believes that losses are possible from the following civil proceedings:

●	Collective Action filed by SISTEL Participants’ Association (“ASTEL”) in the state of São Paulo, in which SISTEL associates in the state of São Paulo challenge the changes made in the PAMA and claim for the reestablishment of the prior “status quo”. This proceeding is still in the appeal phase and awaits a decision on the Interlocutory Appeal filed by the Company against the decision on possible admission of the appeal to higher and supreme courts filed in connection with the Court of Appeals' decision, which partially changed the decision rendering the matter groundless. In parallel, the parties formulated an agreement, filed though pending court approval. The amount cannot be estimated, and the claims cannot be settled due to their unenforceability because it entails the return to the prior plan conditions.
●	Public Civil Action proposed by the National Federation of Associations of Retirees, Pensioners and Participants in Pension Funds in the Telecommunications Sector (“FENAPAS”), in which ASTEL is an assessor against Sistel, the Company and other operators, to annul the spin-off of the PBS pension plan. The action is claiming, in summary, the “dismantling of the supplementary pension system of Fundação Sistel”, which originated several specific PBS mirror plans, and corresponding allocations of resources from the technical surplus and tax contingency existing at the time of the spin-off. After upholding the lawsuit in the first degree and confirming the sentence at the appellate level, the Company filed an appeal for clarification. Concurrently, the National Superintendence of Complementary Social Security (“PREVIC”) intervened in the process, which caused the case to be sent to the Federal Court. The process is awaiting receipt at the Federal Court. The Federal Court then summoned PREVIC to manifest itself in the records and, successively, to the parties. Once the manifestations have been presented, the case is awaited for the conclusion. No value has been determined nor orders settled due to their unenforceability as it involves a return to SITEL’s spun-off collection related to telecommunications operators of the former Telebrás System.
●	The Company and its subsidiaries are party to other civil claims, at several levels, related to service rendering rights. Such claims have been filed by individual consumers, civil associations representing consumer rights of consumers or by the
Consumer Protection (“PROCON”), as well as by the Federal and State Public Prosecutor's Office. The Company is also party to other claims of several types related to the ordinary course of business.
●	Intellectual Property: Lune Projetos Especiais Telecomunicação Comércio e Ind. Ltda. (“Lune”), a Brazilian company, filed lawsuits on November 20, 2001 against 23 wireless carriers claiming to own the patent for a caller ID and the trademark “Bina”. The purpose of the lawsuit was to interrupt provision of such service by carriers and to seek indemnification equivalent to the amount paid by consumers for using the service.

An unfavorable decision was handed down determining that the Company should refrain from selling mobile phones with the Bina ID service, subject to a daily fine of R$10 (ten thousand reais) in the event of non-compliance. Furthermore, according to that decision, the Company must pay indemnification for royalties, to be calculated on settlement. Motions for Clarification were proposed by all parties and Lune’s motions for clarification were accepted since an injunctive relief in this stage of the proceedings was deemed applicable. A bill of review appeal was filed in view of the current decision which granted a stay of execution suspending that unfavorable decision until final judgment of the review. A bill of review was filed in view of the sentence handed down on September 30, 2016, by the 4th Chamber of the Court of Justice of the Federal District, in order to annul the lower court sentence and remit the proceedings back to the lower court for a new examination. The expertise was carried out and then the process was dismissed. Appeals have been filed by the parties, pending judgment. Management is unable to reasonably estimate the liability with respect to this claim at this time.

●	The Company, together with other operators that provide telecommunications services, is a defendant in discussions that contest the practice that operators adopt of imposing a limited period for the use of prepaid minutes. That is, the plaintiff alleges that the minutes of the prepaid package must not expire after the end of a specific period, and that they can be used at any time by the consumer. The request of the Federal Public Ministry was not accepted and the processes are awaiting judgment of appeal by the Federal Regional Court (“TRF”) of the 1st Region.

c.4) Regulatory provision and contingencies

	Amounts involved
Nature/Degree of Risk	12.31.21	12.31.20
Provisions	1,986,244	1,207,331
Possible losses	4,545,365	5,617,806

Changes in provisions and contingencies reflect reassessments of the probability of loss, due to changes in the position observed by ANATEL and the Judiciary.

c.4.1) Regulatory provisions

Management, under advice of legal counsel, believes the likelihood of loss of the following regulatory proceedings is probable:

The Company is a party to administrative proceedings initiated mainly by ANATEL on the grounds of alleged non-compliance with obligations in the sectoral regulations, as well as in lawsuits that discuss, in the great majority, sanctions applied by ANATEL at the administrative level. The main themes of these processes are the obligation to pay the onerous fee for the mobile service (the payment, due every two years, relating to the right of use of SMP) , the company’s obligations related to non-observance of the rights of consumers of telecommunications services, the achievement of ANATEL’s quality indicators, and the achievement of targets contained in the spectrum auction notice for service coverage.

A dispute arose on which revenues should be considered in the payment of amounts due for the renewal of radio frequencies in relation to the payment of SMP charges. The Company, together with its legal advisors, concluded that there is a probable loss around R$ 599 million on the payment of the SMP burden in relation to data revenue, due to the existence of unfavorable decisions at ANATEL in 2021 and in the courts with an unlikely prognosis of review, as the Company decided begin collecting such amounts in favor of ANATEL.

c.4.2) Possible losses - regulatory contingencies

Management, under advice of legal counsel believes the likelihood of loss of the following regulatory proceedings is possible:

The Company is a party to administrative proceedings filed by ANATEL (other agents, including other operators, also have claims against the Company) alleging non-compliance with the obligations set forth in industry regulations, as well as legal claims which discuss the mostly sanctions applied by ANATEL at the administrative level.

Significant cases with possible risks in the regulatory contingency portfolio include:

●	Litigation regarding the revenues that must compose the calculation of the amount of encumbrance due to the extension of radio frequencies associated with the SMP and the STFC concession (except for SMP data revenues, as informed in item c.4.1, of this note). In ANATEL’s view, the calculation of the encumbrance should consider the application of a percentage of 2% on the entire economic benefit arising from the provision of STFC/SMP service. In the Company’s view, however, revenues that are not part of STFC/SMP service plans, such as interconnection, revenues earned in the 15th year of the licenses’ validity, and others, should not be considered in the calculation of the burden. As a result of this divergence of understanding, the Company filed administrative and legal actions to challenge ANATEL’s charges.
●	In May 2018, the Company filed a lawsuit to annul ANATEL final decision, of March of the same year, in the records of the Procedure for Determining Noncompliance with Obligations (“PADO”) for alleged violations of the fixed telephony regulation. The principal amount of the fine imposed by ANATEL, and object of the lawsuit, totals R$199,075. On December 31, 2021 and December 31, 2020, amount including interest and indexation accruals was approximately R$499,415 e R$485,828, respectively. The Company believes that the fine imposed is illegal and not due based, fundamentally, on the following defense arguments: (i) ANATEL’s error in determining the universe of users considered in the fine (the number of users affected is less than that considered by the ANATEL) and; (ii) the calculation of the penalty is disproportionate and without foundation The process was sent for analysis and decision by the CADE Court, leaving only the MPF to issue its opinion.
●	Administrative proceeding pending at CADE, allegedly coordinated action between the companies Claro, Oi Móvel and Company, which comprised the Rede Correios Consortium to compete in the electronic trading session no. 144/2015, carried out by the Brazilian Post and Telegraph Company; as well as alleged price discrimination by Company in relation to services offered to BT Brasil Serviços de Telecomunicações Ltda. (“BT”), who would compose your proposal to compete in the aforementioned event. In its defense, Company (i) states that the formation of consortia to participate in public tenders is legal and capable of promoting competition; and (ii) demonstrates that there is no basis for allegation of discriminatory conduct, since: (a) the Company was not the only alternative to BT’s supplier; and (b) it is not correct to compare the prices of the service offered by the consortium to those of the service quoted by BT, as there are differences between them of a technical nature, pricing and quantity of resources involved. On March 8, 2021, the Technical Note of the General Superintendence issued an opinion on the configuration of infractions of the economic order practiced by the companies mentioned. The process was forwarded by the technical area to the CADE Court and is awaiting analysis of the Council’s decision.